EXHIBIT 10.7

                           LOAN AGEEEMENT, AS AMENDED

                           UNSECURED CREDIT AGREEMENT

AGREEMENT by and between SUMMIT BANK ("BANK") and Dialogic Corporation, a New Jersey Corporation ("BORROWER"), dated as set forth.

1.  DEFINITIONS

    The terms set forth below shall be defined as follows:

    1.1 "Date of Agreement" is: as of November 1, 1997.

    1.2 "Borrower" means: Dialogic Corporation, a New Jersey Corporation.
    1.3 "Borrower's Address" is:  1515 Route 10, Parsippany, New Jersey 07054.
    1.4 "Bank's Address" is:  210 Main Street, Hackensack, New Jersey 07601.
    1.5 "Event of Default" means each and every event specified in Section 6 of this Agreement.
    1.6 "Loan Document(s)" means any Credit Agreement, Note, Security Agreement, Mortgage or any other document heretofore, now or hereafter executed by Borrower to Bank, together with all modifications, extensions and/or renewals thereof.
    1.7 "Obligations" means all indebtedness, obligations and liabilities of Borrower to Bank of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, including any overdrafts, whether for payment or performance, now existing or hereafter arising, whether presently contemplated or not, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or
         whether evidenced  by   any   instrument,  agreement  or  book account,
         including,  but   not  limited  to  all  loans  (including any loan by
         modification, renewal or extension), all indebtedness, all undertakings
         to  take  or  refrain  from  taking  any  action,  all   indebtedness,
         liabilities  or  obligations  owing from Borrower to others which Bank
         may have obtained by purchase,  negotiation, discount,   assignment or
         otherwise; and all interest, taxes, fees, charges, expenses and attorney's fees (whether or not such attorney is a regularly salaried
         employee  of  Bank,  any   parent  corporation  or  any  subsidiary  or
         affiliate  thereof,  whether  now  existing  or  hereafter   created),
         chargeable to Borrower or incurred by Bank under this Agreement, or any other document or instrument delivered in connection herewith or therewith.
   1.8 "Termination Date" is November 1, 1998, unless such date is extended on one or more occasions, then the last date of the last such extension.

To the extent not defined in Section 1 (or any other Loan Document), unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings attributed to them by the Uniform Commercial Code in force in the State of New Jersey, as of the Date of Agreement, to the extent that same are used or defined therein.

To the extent not defined in Section 1 (or any other Loan Document), unless the context otherwise requires, all accounting terms in this Agreement shall be construed in accordance with Generally Accepted Accounting Principles as of the Date of Agreement, to the extent that same are used or defined therein.

2.   COMMITMENTS

     Subject to the terms and conditions of the Loan Documents, Bank agrees to lend to Borrower and Borrower agrees to borrow from Bank an aggregate principal amount at any one time outstanding not to exceed $30,000,000.00 from the Date of Agreement to the Termination Date. Within such limits the Borrower may borrow, repay and re-borrow at any time or from time to time. The face amount of all commercial or standby letters of credit issued by Bank and drafts accepted by Bank for the account of Borrower is included in the aggregate principal amount. There is a $3,000,000 sublimit for standby letters of credit. Borrowings hereunder are to be used soley for working cpital.


3.   REPRESENTATIONS AND WARRANTIES


     3.1 Borrower represents and warrants to Bank, and such representations and warranties shall be continuing so long as any Obligations shall remain outstanding, as follows:


        3.1.1 Borrower has the power and authority to enter into and perform the Loan Documents and to incur the Obligations. If a corporation, Borrower has been duly incorporated and organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification. If a limited liability company, Borrower has been duly formed and organized as a limited liability company in good standing under the laws of its jurisdiction of formation and is duly qualified as a foreign limited liability company in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification. If a partnership or a limited partnership, Borrower has been validly formed, is validly existing as a partnership in good standing under the laws of its jurisdiction, is legally authorized to transact business in New Jersey and in those jurisdictions where the conduct of its business or ownership of its properties requires qualification, is not incorporated, and has never changed its name or used any other name and has filed all tradename certificates as required or appropriate. If a proprietorship, Borrower is validly existing, is legally authorized to transact business in New Jersey and in those jurisdictions where the conduct of its business or ownership of its properties requires qualification, is not incorporated, has never changed its name or used any other name and has filed all tradename certificates as required or appropriate and Borrower is the sole owner of the business.

        3.1.2   Borrower has not changed its name, form, identity or structure.

        3.1.3 This Agreement and any other Loan Documents constitute valid and legally binding Obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

        3.1.4 Borrower has filed all Federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges.

        3.1.5 All property owned or utilized by Borrower is in compliance and will continue to be in compliance with all requirements of all applicable environmental laws, including, without limitation, the Industrial Site Recovery Act f/k/a the Environmental Cleanup Responsibility Act (N.J.S.A.13:1K-6 et seq., as amended) and the Spill Compensation and Control Act (N.J.S.A.58:10-23.11b et seq. as amended) and the Hazardous and Solid Waste Amendments of 1984 Pub. L98-616 (42 U.S.C. 699 et seq., as amended); and a certain statute adopted by New Jersey for registration of underground storage tanks (N.J.S.A. 58:10A-21 et seq.); the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq., as amended) and the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq., as amended); (all such Federal, state, county, municipal or other laws, ordinances or regulations are hereinafter collectively referred to as the "Environmental Laws").

        3.1.6 Borrower has good and marketable title to all of its properties and assets. The execution and performance of this Agreement and any Loan Document will not violate or result in a default or in the creation or imposition of any lien or encumbrance upon any of the assets of Borrower (immediately, with the passage of time or with the giving of notice and the passage of time) under any other contract, agreement or instrument to which Borrower is a party or by which Borrower is bound, nor will it result in the acceleration of any obligation under any mortgage, lien, lease, franchise, license, permit, agreement, instrument, order, arbitration award, judgment, or decree, or in the termination of any license, franchise, lease, or permit to which Borrower is a party or by which it is bound; and it will not violate or conflict with any other restriction of any kind or character to which Borrower is subject.

        3.1.7 Borrower incurs the Obligations herein from Bank for business purposes only and shall not incur the Obligations for personal, household or family purposes.

        3.1.8 There is no claim, loss, contingency, litigation, or proceeding whether or not pending, threatened or imminent against or otherwise affecting Borrower that involves the possibility of any judgment or liability not fully covered by insurance, and there is no claim, loss, contingency, litigation, or proceeding whether or not pending, threatened or imminent against or otherwise affecting Borrower that may result in material adverse change in the business, properties, operation or condition (financial or otherwise) of Borrower.

        3.1.9 Borrower has complied with all applicable statutes, regulations, ordinances, court decrees or other directives of the United States of America, and all states, counties, municipalities and agencies with respect to the manufacture and sale of its goods, the rendition of its services and/or the conduct of its business.

        3.1.10  Borrower has  heretofore  delivered  to Bank  current  financial statements, acceptable to Bank, which were prepared by independent certified public accountants. The financial statements were true, correct and complete and were prepared in accordance with Generally Accepted Accounting Principles, consistently applied and present fairly the financial position and results of operations of Borrower as of the date of and for the period involved. The financial statements make full and adequate provision for all obligations, liabilities, and commitments (fixed and contingent) of Borrower as of the date of the financial statements. Since the date of the financial statements, there has been no material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower.

        3.1.11 With respect to each Employee Benefit Plan maintained by Borrower, no Prohibited Transaction or Reportable Event (as defined in Title IV of the Employee Retirement Income Security Act of 1974, as amended) has occurred and is continuing; Borrower is not subject to thirty (30) days notice to the Pension Benefit Guaranty Corporation, and Borrower will comply with the provisions of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended.

        3.1.12 Borrower is in compliance with all requirements of the Americans With Disabilities Act of 1990, 42 U.S.C. 12101 et seq., including but not limited to those regulations promulgated by the Architectural and Transportation Barrier Compliance Board at 36 CFR 1191 et seq., and by the Department of Justice at 28 CFR 36 et seq.

        3.1.13 Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986 as amended and the related Treasury Department regulations, including temporary regulations.

4.  GENERAL COVENANTS


     4.1 Borrower covenants and agrees that so long as any Obligations shall remain outstanding:

        4.1.1 Borrower shall not permit any further mortgage, pledge, grant, Security Interest in or lien or encumbrance upon any of the property, assets or rights of Borrower.


        4.1.2 Borrower shall not merge or consolidate with or sell, assign, lease or otherwise transfer or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired or arising) to, any person or entity or acquire all or substantially all the assets or the business of any person or entity;


        4.1.3 Borrower shall continue to engage in an efficient and economical manner in a business of the same general type as conducted by it on the Date of Agreement.

        4.1.4   Borrower shall furnish to Bank:

                4.1.4.1 Within  ninety  (90)  days  after  the  last day of each fiscal year of Borrower, a financial statement including a balance sheet and statements of income, retained earnings and changes in financial position, each prepared in accordance with Generally Accepted Accounting Principles consistently applied, with a report signed by an independent certified public accountant satisfactory to Bank and a 10K report;

                4.1.4.2 Within  forty-five  (45)  days  after  the close of each quarter of each fiscal year of Borrower, financial statements similar to those required under paragraph 4.1.4.1, prepared by Borrower and certified by the chief financial officer of Borrower and a 10Q report;

                4.1.4.3 Together  with the  financial  statements  set  forth in
                        Section 4.1.4.1, a letter executed by the aforesaid accountant acknowledging Bank's reliance on said financial statements and Borrower's knowledge of such reliance; 4.1.4.4 Promptly and in form satisfactory to Bank, such other information as Bank may reasonably request from time to time.

        4.1.5 Borrower shall comply with all present and future laws, rules and regulations applicable to Borrower in the operation of its business and the ownership of its assets, and all material agreements to which it is subject.

    4.2   Borrower further covenants and agrees to:

        4.2.1 Promptly notify Bank of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default under this Agreement or any Loan Document and promptly inform Bank of any events or change in the financial condition of Borrower occurring since the date of the last financial statement of Borrower delivered to Bank, which individually or cumulatively when viewed in light of prior financial statements, could result in a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower;

        4.2.2 If a corporation, maintain in good standing its corporate existence in its jurisdiction of incorporation and its status as a foreign corporation qualified to do business in those jurisdictions where Borrower is required to be qualified; if a partnership or a limited partnership, maintain in good standing its partnership existence in its jurisdiction of formation and its status as a foreign limited partnership qualified to do business in those jurisdictions where Borrower is required to be qualified; if a limited liability company, maintain in good standing its limited liability company existence in its jurisdiction of formation and its status as a foreign limited liability company qualified to do business in those jurisdictions where Borrower is required to be qualified.

        4.2.3 Pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges and, when requested by Bank, submit to Bank proof satisfactory to Bank that such payments and/or deposits have been made;

        4.2.4 Notify Bank in writing within ten (10) days, of any claim, litigation, action or proceeding filed or commenced by or against Borrower that could result in a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower; or a material adverse occurrence, in each case, together with a complete description of the action taken or proposed to be taken with respect thereto;

        4.2.5 Notify Bank in writing immediately of any amendments or other changes to any by-laws, articles of incorporation, certificates of formation, operating agreements, partnership agreements, limited partnership agreements or any other document (or other arrangement, whether or not in writing) governing the organization or operation of Borrower or the respective interests of its shareholders, members or partners, provided, however, that if Borrower is a limited liability company, no amendments to the Operating Agreement will be made without the prior written consent of Bank.

5.  FINANCIAL COVENANTS

    5.1 Borrower covenants and agrees that so long as any Obligations shall remain outstanding Borrower shall:

        5.1.1 Not incur any indebtedness from any source other than Bank, except normal trade debts and accruals in the ordinary course of business.

6.  EVENTS OF DEFAULT AND ACCELERATION

     6.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:


        6.1.1 Failure to pay any principal, interest or any of the Obligations as and when due;

        6.1.2 Failure to perform or observe any covenant, term or agreement herein set forth or set forth in any Loan Document; (other than Section 5 of this Agreement) and the continuance of such failure for a period of five (5) days after notice thereof to Borrower from Bank.

        6.1.3 Any representation or warranty made or deemed made by the Borrower herein or in any Loan Document or which is contained in any certificate, document, opinion or other statement furnished now or at any time shall prove to be incorrect in any material respect on or as of the date made or deemed to be made;

        6.1.4 Failure to pay or perform any Obligation of any Borrower to Bank, whether by maturity or acceleration, set forth herein or in any Loan Document;

        6.1.5 A proceeding being filed or commenced against Borrower for dissolution or liquidation; or any Borrower voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; insolvency of Borrower, or Borrower fails to pay its debts as they become due in the ordinary course of business; or a creditor's committee is appointed for the business of Borrower, or Borrower makes an assignment for the benefit of creditors, or a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors is filed by Borrower; or Borrower applies for or permits the appointment of a receiver or trustee for any or all of its property, assets or rights, or any such receiver or trustee shall have been appointed for any or all of its property, assets or rights; or any of the above actions or proceedings whatsoever are commenced by or against any other party liable for the Obligations;

        6.1.6   Any final judgment,  order or decree rendered  against  Borrower
                exceeding  $25,000  and  remaining  undischarged,   unstayed  or
                outstanding against Borrower for a period of thirty (30) days;

        6.1.7 Any investigation undertaken by any governmental entity which may have a material adverse effect on Borrower or if any indictment, charge or proceeding is filed or commenced, whether criminal or civil, pursuant to Federal or state law against Borrower for which forfeiture of any of the property or assets of Borrower is a penalty;

        6.1.8 Any Reportable Event as defined in the Employee Retirement Income Security Act of 1974, as amended occurs or if any Employee Benefit Plan is terminated or Bank reasonably believes that such plan may be terminated pursuant to and as defined in the Employee Retirement Income Security Act of 1974, as amended;

        6.1.9 Bank reasonably deems itself insecure; the occurrence of a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of Borrower; or a material adverse occurrence; or

        6.1.10 Any member of Borrower that is a limited liability company resigns or any such member's interest terminates.

     6.2 If any Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment, dishonor or demand, all of which are hereby expressly waived by Borrower.

7.       RIGHTS AND REMEDIES

         Bank shall have the following rights and remedies at any time:

     7.1 Bank, and any officer or agent of Bank is hereby constituted and appointed as true and lawful attorney-in-fact of Borrower with power:

        7.1.1 To endorse the name of Borrower upon any instrument of payment (including payments made under any policy of insurance) that may come into possession of Bank in full or part payment of any Obligation;

     7.2 Bank shall have the right to setoff, without notice to Borrower, any and all deposits or other sums at any time or times credited by or due from Bank to Borrower, whether in a special account or other account or represented by a certificate of deposit (whether or not matured) which deposits and other sums shall at all times constitute additional security for the Obligations and may be set-off against all or any part of the Obligations at any time. Borrower does hereby authorize Bank and any other member of Summit Bancorp on behalf of Bank to likewise setoff without notice, any or all deposits or other sums on behalf of Bank, hereby granting to all such members of Summit Bancorp as necessary to effectuate the foregoing, a lien on and a security interest in and to such deposits or other sums. Bank agrees promptly to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

     7.3 Bank shall have any and all remedies not enumerated above, available at law or in equity, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law.

     7.4 If at any time Bank determines that any applicable law, regulation, condition or directive, or the interpretation of any thereof, relating to capital adequacy (including but not limited to, any request, guideline or policy, whether or not having the force of law and including but not limited to, any regulation promulgated by the Board of Governors of the Federal Reserve System as now or from time to time hereafter in effect) by any authority charged with the administration or interpretation thereof, or any change in any of the foregoing, has or would have the effect of reducing the rate of return on Bank's capital as a consequence of Bank's obligations under this Agreement to a level below that which Bank would have achieved but for such law, regulation, condition, directive, interpretation or change (taking into consideration Bank's policies with respect to capital adequacy) by an amount deemed by Bank to be material, then from time to time Borrower shall pay to Bank on demand such additional amount(s) as will compensate Bank for such reduction.

        7.4.1 Bank will promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle Bank to compensation pursuant to Section 7.4. A certificate or notice from Bank claiming compensation under Section 7.4 and setting forth the additional amount(s) to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, Bank may use any reasonable averaging and attribution methods.

        7.4.2 Borrower's failure to pay such additional amount(s), shall result in Borrower becoming liable for the difference between the actual return achieved and what Bank had expected to achieve and shall become a part of Borrower's Obligations herein.

     7.5 In the event that Borrower's credit relationship with Bank is rated substandard or lower on Bank's rating system(s), all of which ratings shall be in Bank's absolute and sole discretion, Borrower shall pay to Bank, upon receipt of notice from Bank to such effect, an additional 1% per annum in excess of each payment to be made under this Agreement and any other Loan Document until such rating is upgraded to above substandard. Borrower's failure to pay such additional amount(s) shall become a part of Borrower's Obligations payable on demand and secured by the Collateral.

8.   GENERAL PROVISIONS

     8.1 The failure of Bank at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained herein or in any Loan Document shall not waive, affect or diminish any right of Bank at any time or times thereafter to demand strict performance thereof. No rights of Bank hereunder or in any Loan Document shall be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Bank and directed to Borrower specifying such waiver. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

     8.2 Any demand or notice required or permitted to be given hereunder or in any Loan Document shall be deemed effective when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Bank, ATTN: Branch Manager, at Bank's Address or to Borrower at Borrower's Address, as applicable, or to such other address as may be provided by the party to be notified, on ten (10) days prior written notice to the other party.

     8.3 Any notice required to be given by Bank made in accordance with the terms herein or any Loan Document at least ten (10) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action.

     8.4 This Agreement and the Loan Documents contain the entire understanding between the parties hereto with respect to the transactions contemplated herein and such understanding shall not be modified except in writing signed by or on behalf of the parties hereto.

     8.5 Borrower shall not hold Bank liable due to any action or failure to act by Bank herein or in any Loan Document including any action or failure to act as a result of Bank's gross negligence or willful misconduct. This provision shall survive the termination or expiration of this Agreement or any Loan Document and the repayment in full of Borrower's Obligations.

     8.6 Wherever possible, each provision herein or in any Loan Document shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Agreement or any Loan Document be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement or any Loan Document. Furthermore, the entirety of this Agreement or any Loan Document shall continue in full force and effect in all other jurisdictions and said remaining portions herein or in any Loan Document shall continue in full force and effect in the subject jurisdiction as if this Agreement or any Loan Document had been executed with the invalid portions thereof deleted.

     8.7 The provisions of this Agreement or any Loan Document shall be binding upon and shall inure to the benefit of the heirs, personal representatives, administrators, successors and assigns of Bank and Borrower; provided, however, Borrower may not assign any of its rights or delegate any of its Obligations hereunder or in any Loan Document without the prior written consent of Bank.

     8.8 This Agreement or any Loan Document is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of New Jersey and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said State.

     8.9 If, prior hereto and/or at any time or times hereafter, Bank shall employ counsel in connection with the execution and consummation of the transactions contemplated herein or in any Loan Document or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement or any Loan Document, or to enforce any rights of Bank hereunder or in any Loan Document, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations then, in any of such events, Borrower agrees to pay attorney fees, (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created), not to exceed 20% of the Obligations, which shall be deemed reasonable and any expenses, costs and charges relating thereto, and such shall be part of the Obligations payable on demand.

     8.10 With respect to all or any part of the Obligations, in the event that Bank seeks to enter into a participation, intercreditor and/or assignment agreement, then Borrower hereby authorizes Bank to release all or part of any financial or credit information provided by Borrower to Bank to any other bank or financial institution without notice.

     8.11 Each reference herein or in any Loan Document to Bank shall be deemed to include its successors and assigns, and each reference to Borrower and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require, and shall be deemed to include the heirs, personal representatives, administrators, successors and assigns of Borrower, all of whom shall be bound by the provisions hereof or in any Loan Document. The term "Borrower" as used herein shall, if this Agreement or any Loan Document is signed by more than one Borrower, mean, unless this Agreement or any Loan Document otherwise provides or unless the context otherwise requires, the "Borrower" and each of them and each and every representation, promise, agreement and undertaking shall be joint and several, except that the right of set-off and lien shall be by each Borrower in and to its several respective properties.

     8.12 The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement or any Loan Document.

9.  ASSIGNMENT BY BANK

     Bank may from time to time without notice to Borrower, sell, assign, transfer or otherwise dispose of all or any part of the Obligations. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Agreement, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such rights. Bank shall have an unimpaired right to enforce this Agreement for its benefit to that portion of the Obligations as Bank has not sold, assigned, transferred or otherwise disposed of.

10. WAIVER OF JURY TRIAL BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF NEW JERSEY OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON BORROWER BY MAILING A COPY OF THE SUMMONS TO BORROWER AT BORROWER'S
     ADDRESS.   BANK LIKEWISE WAIVES  TRIAL BY JURY.
     ===========================================================================

ATTEST:                           BORROWER   Dialogic   Corporation,   a   New
                                             Jersey Corporation


/s/                                          /s/
___________________________                  ___________________________
Theodore Weitz, Secretary                    Thomas  G.  Amato, CFO


ATTEST:                                       SUMMIT BANK

/s/                                          /s/
_________________________________            ___________________________________
           Assistant Treasurer               Susan Wright-Kail, Vice President


SUMMIT BANK

                               MASTER ADVANCE NOTE
                                                                 $30,000,000.00

As of November 1, 1997

================================================================================
LOAN

FOR VALUE RECEIVED, the Undersigned, ("BORROWER"), unconditionally (and jointly and severally, if more than one) promise(s) to pay to SUMMIT BANK ("BANK"), or order, at its offices at 210 Main Street, Hackensack, New Jersey 07601, or at such other place as may be designated in writing by Bank, the principal aggregate sum of Thirty Million Dollars and No Cents ($30,000,000.00) or such lesser amount of advances as may have been borrowed, repaid and reborrowed (or for such other financial accommodations as may have been made) together with interest from the date hereof on the unpaid principal balance hereunder, computed daily, at the RATES per annum indicated below, payable in accordance with the particular PAYMENT SCHEDULE indicated below. Any advance(s) shall be conclusively presumed to have been made to and for the benefit and at the request of Borrower when made in accordance with the oral or written instructions of Borrower, or of any one of them if more than one, or of any one signing below for or on behalf of Borrower. This Note is subject to an annual 30-day clean-up requirement where outstandings under this Note shall be -$0- for such annual 30-day period.

================================================================================
RATE

Provided, that no Event of Default (as hereinafter defined) shall have occurred and be then continuing, advances under this Note shall bear interest on the unpaid principal amount thereof at the following RATE(S) per annum: (i) the Prevailing Base Rate (as defined in Exhibit A attached hereto and made a part hereof) minus .75% or (ii) the LIBOR Rate (as defined in Exhibit A attached hereto and made a part hereof) or (iii) any combination thereof. Interest will be calculated on the basis of the actual number of days elapsed over a year of 360 days, unless otherwise prohibited by law. To the extent permitted by law, whenever there is any Event of Default under this Note, or non-payment upon demand, the RATE of interest on the unpaid principal balance shall, at the option of Bank, be 2% over the interest RATE provided herein. Borrower acknowledges that (i) such default rate is a material inducement to Bank to make the loan, (ii) Bank would not have made the loan in the absence of the agreement of the Obligors (as defined in Section 1 of the Additional Terms and Conditions hereto) to pay such default rate and (iii) such default rate is not a penalty and represents a reasonable estimate of the cost to Bank in allocating its resources (both personnel and financial) to the on-going review, monitoring, administration and collection of the loan. Notwithstanding any other limitations contained in this Note, Bank does not intend to charge and Borrower shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to Borrower or credited against principal.

================================================================================
PAYMENT SCHEDULE

In the event that any payment shall not be received by Bank within TEN (10) days of the due date, Borrower shall, to the extent permitted by law, pay Bank a late charge of 5% of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00). Any such late charge assessed is immediately due and payable. All payments received hereunder may be applied first to the payment of any expenses or charges payable hereunder and accrued interest, and the balance only applied to principal. Principal shall be paid in a single payment on November 1, 1998. Interest shall be paid monthly commencing on February 1, 1998 and continuing on the same day of each successive month thereafter with a final payment of all unpaid interest at the time of the final payment of the unpaid principal.
================================================================================
SECURITY

As security for this Note, or any modifications, extensions and/or renewals, Borrower grants to Bank a lien on, a continuing security interest in, and a right to set-off at any time, without notice, all property and deposit accounts at, under the control of or in transit to Bank which belong to Borrower, any Guarantor or Endorser hereof.

================================================================================
WAIVER OF JURY TRIAL

BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF NEW JERSEY OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON BORROWER BY MAILING A COPY OF THE SUMMONS TO BORROWER AT BORROWER'S ADDRESS. BANK LIKEWISE WAIVES TRIAL BY JURY.

================================================================================
THE ADDITIONAL TERMS AND CONDITIONS SET FORTH IN THIS NOTE ARE A PART OF THIS NOTE.
================================================================================


ATTEST:                           BORROWER   Dialogic   Corporation,   a   New
                                             Jersey Corporation

/s/                                          /s/
___________________________________          ___________________________________
        Theodore Weitz, Secretary            Thomas  G.  Amato, CFO

with its place of business or chief executive office (if it has more than one place of business) at 1515 Route 10, Parsippany, New Jersey 07054.

================================================================================
                         ADDITIONAL TERMS AND CONDITIONS


1. Borrower and any Co-Borrowers, or Guarantor, or any Endorser hereof (collectively "Obligors") and each of them: (i) waive(s) presentment, dishonor, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under law to any Obligors in connection with the delivery, acceptance, performance, default or enforcement of this Note, or any endorsement or guaranty of this Note or any document or instrument evidencing any security for payment of this Note; (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Bank of any Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Bank or any indulgence shown by Bank from time to time and in one or more instances, (without notice to or further assent from any Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy on the part of Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any endorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note; and (iii) (jointly and severally, if more than one) agree(s) to pay, on demand, all costs and expenses of collection of this Note or of any endorsement or any guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, (including any costs and expenses incurred in any bankruptcy or other insolvency proceedings of any Obligors), including reasonable attorney's fees (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created), not to exceed 20% of all liabilities hereunder, which shall be deemed reasonable.

2. This Note is delivered in and shall be construed under the laws of the State of New Jersey and in any litigation in connection with, or enforcement of, this Note or of any endorsement or guaranty of this Note or any security given for payment hereof. The term "Bank" as used in this Note shall include Bank's successors, endorsers and assigns.

3. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder: (i) failure to pay any principal, interest or any of the Obligations as and when due; (ii) failure to pay or perform any Obligation of any of the Obligors to Bank, whether by maturity or acceleration, set forth in this Note or in any Loan Document; (Iii) a proceeding being filed or commenced against any Obligor for dissolution or liquidation; or any of the Obligors voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (iv) insolvency of any Obligor, or any Obligor fails to pay its debts as they become due in the ordinary course of business; or a creditor's committee is appointed for the business of any Obligor, or any Obligor makes an assignment for the benefit of creditors, or a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors is filed by any Obligor; or any Obligor applies for or permits the appointment of a receiver or trustee for any or all of its property, assets or rights or any such receiver or trustee shall have been appointed for any or all of its property, assets or rights or any of the above actions or proceedings whatsoever are commenced by or against any Obligor; (v) any attachments, liens or additional security interests being placed upon any of the Collateral; (vi) acquisition at any time or from time to time of title to the whole or any part of the Collateral by any person, partnership, limited liability company or corporation other than any of the Obligors; (vii) any final judgment, order or decree rendered against any Obligor exceeding $25,000.00 and remaining undischarged, unstayed, or outstanding against any Obligor for a period of thirty (30) days; (viii) any investigation undertaken by any governmental entity which may have a material adverse affect on any Obligor or if any indictment, charge or proceeding is filed or commenced, whether criminal or civil pursuant to Federal or state law against any Obligor for which forfeiture of any of the property or assets of such Obligor is a penalty; (ix) any Reportable Event occurs or if any Employee Benefit Plan is terminated or Bank reasonably believes such plan may be terminated pursuant to and as defined in the Employee Retirement Income Security Act of 1974, as amended; (x) Bank reasonably deems itself insecure; the occurrence of a material adverse change in the business, properties, prospects, operation or condition (financial or otherwise) of any Obligor; or a material adverse occurrence; (xi) any member of an Obligor that is a limited liability company resigns or any such member's interest terminates.

4. If any Event of Default shall occur, then or any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment, dishonor or demand, all of which are hereby expressly waived by Obligors. Failure of Bank to declare all Obligations due and payable upon the occurrence of an Event of Default shall not be deemed a waiver, and no rights of Bank hereunder shall be deemed to have been waived by an act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Bank and directed to Borrower specifying such waiver. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

5. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or discharged thereby.